                               12/01 AMENDMENT TO
                         SENIOR SECURED CREDIT AGREEMENT

                                    Preamble

         This 12/01 Amendment to Senior Secured Credit Agreement dated as of December 21, 2001 (the "12/01 Amendment") amending (for the second time) the 12/00 Senior Secured Credit Agreement dated December 22, 2000 (the "12/00 Credit Agreement", as amended hereby and as it may be supplemented, further amended or restated from time to time, the "Current Credit Agreement" or, within itself, this "Agreement"), among:

         AMERICAN BUSINESS CREDIT, INC. ("ABC"), a Pennsylvania corporation, HOMEAMERICAN CREDIT, INC. ("HAC"), a Pennsylvania corporation doing business under the assumed or fictitious name Upland Mortgage, and AMERICAN BUSINESS MORTGAGE SERVICES ("ABMS"), a New Jersey corporation formerly named New Jersey Mortgage & Investment Corp., Inc., each with its principal office at BalaPointe Office Centre, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, Pennsylvania 19004 (ABC, HAC and ABMS are herein collectively the "Companies" and are sometimes individually referred to as a "Company");

         AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Parent"), a Delaware corporation and owner of all of the capital stock of ABC, which owns all of the capital stock of each of the other Companies;

         JPMORGAN CHASE BANK ("JPMorgan Chase"), a New York banking corporation, acting herein as a Lender and as agent and representative of the Lenders and Eligible Assignees (in that capacity, JPMorgan Chase is called the "Agent"); and

         such other Lender(s) as may from time to time be party to the Current Credit Agreement;

         recites and provides as follows:

                                    Recitals

         The parties wish to amend the 12/00 Credit Agreement to extend the maturity of the facility to December 20, 2002 and the Termination Date to December 19, 2002 and to amend its Section 11 (titled "Negative Covenants") in several respects.

         All capitalized terms used in the Current Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

         The Sections of this 12/01 Amendment are numbered to correspond with the numbers of the Sections of the 12/00 Credit Agreement amended hereby and are consequently nonsequential.

                                   Agreements

         In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Agreement, the receipt and sufficiency of which each party hereby acknowledges, the parties hereby agree as follows.

                                 1. DEFINITIONS

1.2 Definitions of General Application. This Section is hereby amended as follows:

A. The following definitions are hereby added to Section 1.2, in alphabetical order:

         "12/01 Amendment" means the 12/01 Amendment to Senior Secured Credit Agreement dated December 21, 2001.

         "12/01 Amendment Effective Date" is defined in the 12/01 Amendment (to mean December 21, 2001.)

B.       The definitions of "Maturity Date" and "Termination Date" set forth in
         Section 1.2 are each hereby amended in its entirety to henceforth read as follows:

         "Maturity Date" means December 20, 2002, or the earlier date (the "Acceleration Date"), if any, to which maturity of the Senior Credit Notes is accelerated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

         "Termination Date" means the earlier of (i) December 19, 2002, or (ii) the date (if any) when the Lenders' Commitment to fund Advances under this Agreement is terminated pursuant to this Agreement or by operation of law (the "Commitments Cancellation Date").

                                 6. COLLATERAL

         6.1 Grant of Security Interest. The provisions of Section 7 of the 12/00 Credit Agreement are not amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Companies hereby GRANTS to the Agent, as agent and representative of the Lenders, a first priority security interest in all of such Company's present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interest in the Collateral granted in the 12/00 Credit Agreement, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent as agent and representative of the Lenders, including Chase.

         The parties hereby agree to (further) amend the Security Agreement -- Class R Certificate to substitute Certificate No. R-1 (the "2001-1 Certificate") representing 100% of Class R of the ABFS Mortgage Loan Trust 2001-1 Mortgage Pass-Through Certificates, Series 2001-1, for the 1998-2 Certificates and the 1999-2 Certificates which are currently Pledged to the Agent, and the Companies


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hereby agree to Pledge to the Agent, or to cause ABFS 2001-1, Inc. (to which the
2001-1 Certificate was issued) to Pledge to the Agent, the 2001-1 Certificate, and agree to deliver (or cause ABFS 2001-1, Inc. to deliver) the original thereof and a duly executed blank bond power therefor to the Agent. Upon the Agent's being satisfied that the Agent holds a first and prior perfected security interest in and to the 2001-1 Certificate, the Agent will release its security interest in the 1998-2 Certificates and the 1999-2 Certificates (and will execute and deliver to the Companies such written confirmation of such release as the Companies shall reasonably request.)

                             11. NEGATIVE COVENANTS

         The following Sections of Section 11 are hereby amended as follows:

         A. Section 11.6 is hereby amended by (1) revising its clause (g) to henceforth read as follows:

                  (g) funded Debt in an aggregate principal amount of up to Five Hundred Million Dollars ($500,000,000) under one or more warehouse financing agreements as to each of which:

                           (i) the Companies have given the Agent advance
                  written notice and a reasonable opportunity to discuss with the Company (taking into account any relevant confidentiality provisions) such warehouse financing agreement, focusing principally on the nature of the collateral and the provisions of such agreement and its related financing statements for perfecting security interests in such collateral (with the intent of avoiding potential overlapping of such other creditors' and the Agent's Liens; and

                           (ii) that permits wet warehousing, the Companies have
                  used their best efforts to cause the lender thereunder to either (x) enter into a written intercreditor arrangement reasonably acceptable to and approved by the Agent if the Agent shall notify the Companies such an arrangement will be required (provided that all intercreditor arrangements made on or before the 12/01 Amendment Effective Date shall remain in full force and effect, whether or not the subject warehouse financing agreements permit wet warehousing), or (y) appoint Chase as the documents custodian for such warehouse financing facility;

and (2) adding a new clause (i) following the existing clause (h) and relettering the present clauses (i) through (n) to be (j) through (o), respectively:

                  (i) revolving credit Debt to First Trust Bank of up to One Million Dollars ($1,000,000);

         B. Section 11.7 is hereby amended to henceforth read as follows:

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
                  11.7 The Parent's Minimum Adjusted Tangible Net Worth. As of the end of any fiscal quarter, permit the Adjusted Tangible Net Worth of the Parent (on a consolidated basis with its Subsidiaries) to be less than Two Hundred Fifty Million Dollars ($250,000,000).

         C. Section 11.8 is hereby amended to henceforth read as follows:

                  11.8 The Parent's Minimum Subordinated Debt and Limit on Current Subordinated Debt. The Parent will maintain Subordinated Debt of at least Three Hundred Seventy-five Million Dollars ($375,000,000) at all times, but the Parent will not on any day permit Subordinated Debt principal that will become due (whether as scheduled installment payments, calls, mandatory prepayments, as a result of acceleration or by any other means or for any other reason) within one (1) year of that day to exceed sixty-five percent (65%) of the aggregate principal amount of all of the Parent's Subordinated Debt on that day.

         D. A new Section 11.11 reading as follows is hereby added to the end of
Section 11:

                  11.11 The Parent's Minimum GAAP Net Worth. As of the end of any fiscal quarter, permit the GAAP Net Worth of the Parent (on a consolidated basis with its Subsidiaries) to be less than Fifty-five Million Dollars ($55,000,000).

                             8. CONDITIONS PRECEDENT

         Section 8 of the 12/00 Credit Agreement is hereby amended by adding the following new Section 8.3:

         8.3 Each Advance on or After the 12/01 Amendment Effective Date. The obligations of the Lenders to fund their respective Funding Shares of each Advance requested on or after the 12/01 Amendment Effective Date are also subject to the condition precedent that the Agent shall have received the following, all of which must be satisfactory in form and content to the Agent in its sole discretion:

                           (a) The 12/01 Amendment duly executed by all parties;

                           (b) A certificate of each Company's corporate secretary as to the incumbency of the officers of the Company executing the 12/01 Amendment and the authenticity of their signature (specimens of such signatures shall be included in such certificate or set forth on an exhibit attached to it) or confirming a previously-furnished certificate -- (the Agent and the Lenders shall be entitled to rely on such new or confirmed certificate until such Company has furnished a new certificate to the Agent), and (iii) as to whether the relevant Company's certificate of incorporation or by-laws have been amended since the 6/01 Amendment Effective Date, and if so, (iv) that attached to such certificate is a true and complete copy of all such amendments;

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
                           (c) such other documents, if any, as shall be specified by the Agent; and

                           (d) The Companies shall have paid the installments of the Facilities Fee and Administrative Fee then due and payable in accordance with Sections 6.6 and 6.7 and the Custodian's fee then due and payable in accordance with the Custody Agreement.

                               9. REPRESENTATIONS

         The Companies hereby republish all of their representations and warranties made in the 12/00 Credit Agreement.

                                16. MISCELLANEOUS

         The parties hereby ratify and confirm the Current Credit Agreement (being the 12/00 Credit Agreement, as amended hereby). The Parent hereby ratifies the Guaranty and confirms that (i) the Guaranty is and remains in full force and effect and (ii) the Parent, as primary obligor and not as a surety, unconditionally guarantees to the Lenders and the Agent the full, prompt and punctual payment of the Loan when due (whether at its stated maturity, by acceleration or otherwise) in accordance with the terms and provisions of the Current Credit Agreement, the Notes and the other Credit Papers, and that such guaranty obligation is not and shall not be impaired, diminished or otherwise affected in any way adverse to the Agent or the Lenders by this Amendment or any act or transaction contemplated hereby, and the Parent hereby irrevocably consents to this Amendment.

         16.10 Notice Pursuant to Tex. Bus. & Comm. Codess.26.02. This Section is hereby amended to read as follows:

         THE 12/00 CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         (The remainder of this page is blank; unnumbered counterpart signature pages follow.)

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


         EXECUTED as of December 21, 2001.

By the Companies:                   AMERICAN BUSINESS CREDIT, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    HOMEAMERICAN CREDIT, INC. doing business as UPLAND MORTGAGE


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    AMERICAN BUSINESS MORTGAGE SERVICES, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

By the Parent/Guarantor             AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



   Unnumbered counterpart signature page to 12/01 Amendment to Senior Secured Credit Agreement among American Business Credit, Inc. and certain affiliates and
                 JPMorgan Chase Bank, as Agent and as a Lender

By the Agent and a Lender:          JPMORGAN CHASE BANK,
                                    as the Agent and as a Lender


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


--------------------------------------------------------------------------------


                        12/01 AMENDMENT TO SENIOR SECURED
                                CREDIT AGREEMENT
                          dated as of December 21, 2001
                                  by and among

                         AMERICAN BUSINESS CREDIT, INC.
                             and certain affiliates

                                       and

                              JPMORGAN CHASE BANK,
                            as Agent and as a Lender,

                                       and

                       the other Lender(s) parties hereto


                         amending (for the second time)
                    the 12/00 Senior Secured Credit Agreement
                          dated as of December 22, 2000
                               among such parties

--------------------------------------------------------------------------------
   Unnumbered counterpart signature page to 12/01 Amendment to Senior Secured Credit Agreement among American Business Credit, Inc. and certain affiliates and
                 JPMorgan Chase Bank, as Agent and as a Lender

                            [GRAPHIC OMITTED]JPMorgan


   Unnumbered counterpart signature page to 12/01 Amendment to Senior Secured Credit Agreement among American Business Credit, Inc. and certain affiliates and
                 JPMorgan Chase Bank, as Agent and as a Lender

                             INDEX OF DEFINED TERMS





"Commitments Cancellation Date"...............................................2
"Termination Date"............................................................2
12/00 Credit Agreement........................................................1
12/01 Amendment...............................................................1
12/01 Amendment Effective Date................................................2
ABC...........................................................................1
ABMS..........................................................................1
Acceleration Date.............................................................2
Agent.........................................................................1
Agreement.....................................................................1
Companies.....................................................................1
Company.......................................................................1
Current Credit Agreement......................................................1
HAC...........................................................................1
JPMorgan Chase................................................................1
Maturity Date.................................................................2
Parent........................................................................1





   Unnumbered counterpart signature page to 12/01 Amendment to Senior Secured Credit Agreement among American Business Credit, Inc. and certain affiliates and
                 JPMorgan Chase Bank, as Agent and as a Lender